ElephantTalk
COMMUNICATIONS, INC.

(Symbol: ETAK)

Presentation to
LD Micro

December 2010

Vice President – Steve Gersten

ElephantTalk

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect, "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are Reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Our Value Proposition

- **We empower Mobile Network Operators (MNO's) such as T-Mobile with our mobile platform managing products like Apple's iphone** via providing applications ("customized mobile services") to use networked embedded technology and make them better, safer, cheaper, and more secure
- **We save Mobile Networks Operators money** by providing software interface for companies such as T-Mobile and Vodafone that substantially reduces their operating costs
- **Our patented technology saves money for banks by significantly reducing credit card and online fraud: Visa Europe is currently integrating this technology into their platform**

Financial Overview

Fiscal Year End:	Dec 31st
Market Cap:	$253M
Current Price (12/06/10):	$2.87
Shares Outstanding	88.4M
2009 Revenue	$42.5M
Management & Affiliates Investment:	$45.0M


Day Session
Last Price 2.87
High on 11/18/10 3.50
Average 1.9907
Low on 01/07/10 1.20
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2.87
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1.50
Volume 0.100m
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ETAK US: Elephant Talk Communications Inc G-1 Daily 1/7/10 to 12/3/10
Copyright 2010 Bloomberg Finance L.P.
06-Dec-2010 15:01:51

Industry Peer Group- Business Software and Data Services

Company	Symbol	Stock Price	Market Cap	P/S	P/E
Amdocs	DOX	$26.9	$5.6 B	1.83	14.6
Motricity	MOTR	$25.67	$1.1 B	1.1	N/A
TeleNav	TNAV	$6.77	$293 M	1.7	8.4
Elephant Talk	ETAK	$2.87	$ 253 M	5.1	N/A

The group is defined by operating margins in excess of 30% and high P/E s

Why Elephant Talk?

- The Elephant Talk Mobile Platform offers a single, comprehensive and fully integrated mobile services delivery engine
- The savings and efficiencies were so drastic, that after working with Elephant Talk's system for two years, T-Mobile choose to run their second brand BEN (a retail brand), over Elephant Talks' platform in the Netherlands instead of using their own platform
- Cost reduction for Mobile Network Operator (T-Mobile, Vodafone) > 75%!
- Cost reduction for Private Label Users such as Corporations > 50%!

The Expensive Problem:
Legacy Telco Business Model



MOBILE NETWORK OPERATORS
Data
Voice
Signaling
20 to 40 Software Programs to handle CRM, Billing, Fulfillment, Distribution & Customer Care from Multiple Vendors
MOBILE VIRTUAL NETWORK OPERATORS
Private Label Phone Customers

Legacy Set UP

MOBILE NETWORK OPERATORS (MNO's)

- **High capital costs in hardware and software patches**
- **High operational expenses**
- Multiple connections to vendors and clients
- 20 to 40 Software Programs, Multiple Vendors
- Slow clients implementation 6-12 months

PRIVATE LABEL OPERATORS (MVNO's)

- Substantial telecommunication expertise required
- High upfront investments in hardware and software systems
- Long implementation lead time to market

The Cost Saving Solution

Eliminating vendors, providing one software



MOBILE NETWORK OPERATORS
Data
Voice
Signaling
CRM & Billing
Logistics
Customer Care
ElephantTalk - MVNE
ET BOSS: INTELLIGENT MOBILE PLATFORM
MOBILE VIRTUAL NETWORK OPERATORS
Private Label Phone Customers

ELEPHANT TALK'S SOLUTION

MOBILE NETWORK OPERATORS (MNO's)

- **Provide 75% or more reduction in cost for operations**
- **Provides reduction in capital expenditures**
- One-time implementation (3 months)
- Increases volume of network traffic and revenues without cannibalizing existing subscribers

PRIVATE LABEL OPERATORS (MVNO's)

- **Provide 50% or more reduction in cost for operations**
- **Installed in max 6 weeks versus at least 6 months for competitors**
- Allows customers to focus on marketing & sales
- Easy to use

Integrates data, voice and messaging – hides complexity; like other leading software middleware providers, ET reduces over 20 telecommunication software systems to just 1 platform

New Generation Business Model


MNO
Radio Network GSM
Radio Network GPRS
Radio Network UMTS
Radio Network HSDPA
Other Networks
Radio Network WIMAX
Radio Network WIFI
Elephant Talk Intelligent Mobile Service Platform
HLR
GGSN
IN Prepaid
WAP
SMS
MMS
Voice Mail
OTA
USSD
Provisioning
Postpaid Billing
Prepaid Billing
IVR
Number Porting
Lawful Intercept
mPayment
1-to-1 communication
1 Bill for all Products
Logistics
Reporting
Invoicing
Tariffs
CRM
Fraud management
Self-Care
eTop-ups
Voucher Top-ups
Fixed Mobile Convergence
ATM Top-ups
Roaming
Cell-ID
Call-Back
Mulit-IMSI
Mated Pair HLR
Multi-MSISDN
Infitel
mBanking
mCommerce
Distribution
Customer Service
MVNO
Marketing
Sales
ElephantTalk Block
Partner block

Elephant Talk's Platform

As a **M**obile **V**irtual **N**etwork **E**nabler (**MVNE**) Elephant Talk is the technological liaison between **MNO's** and **MVNO's**

Elephant Talk is a full time **MVNE** with an international roadmap


Mobile Network Operators
T-Mobile
vodafone
kpn
Wholesale Radio Network
ElephantTalk
Provides MVNO's with:
Mobile Service Platform
CRM & Billing
Fulfillment (logistics/distribution)
Customer Care
Wholesale Radio Network
License
Additional Services
Wholesale Radio Network & Additional Services
EROSKI Supermarket
Ben Retail Brand
ORBITEL Community call back
ECOFOON Green Telephony

Elephant Talk delivers back-office activities, from radio access to CRM and billing. While MVNO's focus on maximizing marketing efforts and sales

Elephant Talk's Enhanced Value Proposition


Increasing Margins
40+%
0%
Custom Mobile Svcs
Mobile & Wireless Connectivity
Land Line Services
Barrier to Entry
Customized Mobile Services (such as ValidSoft)
Expanded Services
Foundation

Customized Mobile Services

Mobile Banking



Elements of Solution

- Your profile, your location, secure real time connectivity, and ET's platform to manage
- Proximity of Location i.e. financial authentication
- Any Place, Any Time, Any Device Online Secure Connectivity

ET's Company Owned Products*

- Credit/Debit Card Transaction Verification **(VISA Europe)****
- Secure mobile banking & payments (as a secure alternative to internet banking)**
- Micropayments (using Near Field Communications)**
- Healthcare monitoring and medical alerts
- Medical records on your cell phone
- Entertainment – creating a network of entertainers, interactive arcade games and social networking

Telemedicine



* Implementation of individual CMS may vary

**ValidSoft and Visa Europe contract

The mobile will become the channel of choice


Pass the gate
Download a coupon from a display or poster
Get your e-ticket
Use Contactless ATM's
EZ-Pass / Sunpass
Make a cashless payment

Our phones phone netwrork can be used for:
Gate Admissions, EZPass/Sunpass, Couponing, Cashless Tickets, Vending Machines, Grocery Stores, etc.

Elephant Talk + ValidSoft = New Customized Mobile Financial Solutions

ElephantTalk's established position as an international telecom operator and its ownership of **ValidSoft** positions it to become a leader in the customized mobile financial services of electronic fraud prevention

- Expands into the leading-edge technology in banking, medicine, and credit card transaction validation / confirmation.



ElephantTalk BOSS
End-to-end Mobile Enablement Services
ValidSoft
Security Software Solutions
Real-time Credit Card Fraud Prevention
Telebanking / Telemedicine

ValidSoft – Preventing Electronic Fraud

- 2010 - Fraud Losses in the US alone estimated at $200 billion in 2010[1]
- 2008 - Card Not Present (CNP) Fraud (losses and administration) cost the US Financial Services Industry an estimated $52Bn[2]
- 2008 – Card Present Fraud (CP) – Credit and Debit Card Fraud (losses and administration) cost the US Financial Services Industry an estimated $50Bn[2]
- 2008 – Internet Banking (IB) Fraud cost the US Financial Services Industry an estimated $15Bn[2]
- 2008 – Telephone Fraud (Tel) cost the US Financial Services Industry an estimated $7Bn[2]
- Gartner predicts that cost of card fraud to the industry will go up threefold over the next 3 to 5 years[3]

2008 - US Electronic Fraud Cost Analysis



Card Not Present Fraud (CNP) ~ $52 Bn
Card Present Fraud (CP) ~ $50 Bn
Internet Banking Fraud (IB) ~ $15 Bn
Telephone Fraud (Tel) ~ $7 Bn
12%
6%
42%
40%

[1] First Data; [2] Source Javelin Research & Gartner Research ; [3]Gartner Research

Globally, card related fraud is estimated at $250B /Year

How Does ValidSoft Work? Genuine or Fraudulent Transaction

- **VALid-POS®** (**Point Of Sale**) software determines if Customer Cell Phone & Customer Card are / are NOT in Proximity[1]
- Proximity can be determined anonymously, without violating privacy, in a fraction of a second!


BANK
ATM
VISA

[1] *Proximity: the state, quality, sense, or fact of being near or next; closeness*

VALid-POS® VALUE PROPOSITION

- **Saves the Banks Money**
- **Processing costs reduced** dramatically in line with more accurate detection and the real-time resolution of VALid-POS®
- **Bank customer churn reduced** through lower false-positive rate and significantly increased customer satisfaction
- Lower false-positive rate and increased detection rate allows more fraudulent transactions to be declined and **reduces restitution administrative costs**
- Protects the privacy of the individual and, unlike GPS products, is legal
- **BUSINESS MODEL: We intend to charge the banks a per transaction lookup depending on volume**

Commercializing VALid-POS®

ElephantTalk

- VALid-POS®. has been **granted the European Privacy Seal** in regards to its anti-fraud technology software, The privacy seal guarantees compliance with European data protection and data privacy legislation regulations. ValidSoft is the first security software company in the world to receive the privacy seal. The awarding of the seal places ValidSoft in a position to provide legitimate and compliant services for the prevention of card fraud worldwide.
- Elephant Talk has **signed a contract with KPN NV(EU: KPN) a major international telecom provider** for accessing the global signaling network for credit card / phone location checks.
- Average real-time card transaction processing time was between 300ms and 600ms which is required to partner with major credit card processing companies
- In trials with leading Banks VALid-POS® reduced the False Positive rate from approximately 90% (the industry average) to less than 10%;

Contract with VISA Europe now announced

VISA

ValidSoft Benefits
Combating Online Banking Fraud

- VALid® is designed specifically to combat the most advanced online fraudulent techniques including Man-in-the-Middle and Man-in-the-Browser
- Multi-channel support: Internet Banking, Phone Banking, M-Banking and Remote Access
- Non-repudiation, Mutual Authentication and Transaction Verification
- Incorporates its own leading-edge Voice Verification engine
- Can integrate with VALid-POS® for Proximity intelligence
- Proven ease-of-use and customer friendly interface
- Winner of Australian Money Magazine's "Best of the Best" award

ElephantTalk

ValidSoft – Significant IP

- VALid-POS® (patent pending) is a real-time out-of-band card-present fraud detection and prevention solution. Designed to combat ATM and point-of-sale card fraud, it determines, in real-time, that a physical transaction involving a payment card is in proximity to a mobile phone linked to the actual cardholder in less than 400 milliseconds. VALid-POS® is invisible to the card holder and can be used to combat cross-border and domestic card-present fraud.

- VALid® (Patented) is a risk-based, Out-of-band Multi-factor Authentication and Transaction Verification platform designed for use across multiple electronic channels including Internet, Phone Banking (IVR), Call Centre, VPN and Extranet. Where strong authentication alone is required, VALid's extensible architecture can provide either two or three factor authentication, with fully configurable Out-of-Band behavior, ranging from simple call acknowledgement all the way through to Conversational Voice Verification. VALid supports landline phones, mobile phones and PDA's and communication is via real-time voice telephony and/or SMS transactions.

Management Overview – Elephant Talk

Steven van der Velden, Chairman, President and Chief Executive Officer

- Co-founded the International Telemedia Association, known today as the Network for Online Commerce
- Co-founded InTouch Telecom to offer a wide range of business and consumer telecom applications. Under his leadership InTouch was successfully sold to Global Telesystems Group
- Co-founded E-commerce Park, a data centre and internet hosting facility, located on top of the various fiber optic landing points in Curaçao.
- Chairman of QAT Investments a Luxemburg venture fund investing in early-stage technology companies

Martin Zuurbier, Chief Technology Officer

- 15 years of experience in the telecom field, including as director and founder of Vocalis Telecom Group
- Experience in building, maintaining, and operating a telecom network spanning eight countries in Europe
- Developed new switching technology in collaboration with major technology vendors

Willem van den Brink, Chief Commercial Officer

- Served as Vice President New Business Development for KPN Mobile International,
- Contributed to reorganizing businesses resulting in direct increase of the bottom-line and top-line results. He has extensive experience in restructuring sales from commodity sales to value-added consultative selling sales, focusing on ICT outsourcing, to aggressively grow the business

Mark Nije, Chief Financial Officer

- Former Project Manager for Tebodin Consulting Engineers, Reitsma & Wertheim Merger & Acquisition
- Co-founded Logistic Management International an international cargo transportation & airport handling company
- Partner of QAT Investments, active investment manager, board member in various ICT related ventures
- GM/CFO of Benoit Telecom, specially managed the various asset acquisitions and audits

Management team and affiliates invested over $45 million in Elephant Talk which completely paid for the development cost of the software platform

Management Overview - ValidSoft

Patrick Carroll, Chief Executive Officer, Founding Director, ValidSoft

- Over 25 years experience in Information Technology and Financial Markets.
- Head of Electronic Trading Technology in Europe for Goldman Sachs, where he performed the role of Co-Head of European Equities Technology & worked in advisory capacity with the Investment Banking Division

Phil Hickman, Chairman, ValidSoft

- Consultant in the fields of offshore banking, business process outsourcing, payment & cash management solutions, internet and telephony security. Clients include Boston Consulting Group, Quadrant Consultants, Royal Mail Group, Royal Bank of Scotland Group, HP, BT and Emirates NBD Group.
- CEO of Intelligent Processing Solutions Ltd, a BPO joint venture between the major UK banks and Unisys
- Spent 32 years in HSBC Bank. Head of Strategy & Planning for the Commercial Bank

Steve Gersten, Vice President of US Sales and Operations, ValidSoft

- Over 20 years of Executive sales and operations in the computer software industry, specializing in security and systems management software.
- 15 years as a Senior Sales Executive for Computer Associates (CA), working in the security, systems, application and desktop divisions exceeding all sales quotas.
- Headed several start-up security ventures, where he built the Infrastructure and Sales organizations.

Investment Highlights

- Entered a **contractual arrangement with Visa Europe** to provide the company with ValidSoft's fraud-prevention solutions
- Elephant Talk Communications has signed contracts to connect and manage wholesale clients with **KPN Belgium**, **T-Mobile** in the Netherlands and Vizzavi Espana, a **Vodafone Group Company** in Spain
- Elephant Talk's mobile telecom platform handles everything from billings to product bundling and has recently been adopted by mobile network operators for their own retail brand
- The Company expects that its mobile telecom platform will be operational on at least three continents with at least five operators, next to Vodafone in Spain, T-Mobile in the Netherlands and KPN in Belgium within the next 12 to 18 months
- Manage at least **15 of our own private label Customers (MVNO) and 700,000 subscribers** (SIMs) within the first half of 2011

Contact Us

Corporate Headquarters

- **Steven van der Velden**
  steven.vandervelden@elephanttalk.com
  Schiphol Boulevard 249
  1118 BH Schiphol
  The Netherlands
  Phone: +31 20 653 59 16
  www.elephanttalk.com

North American Office

- **Steve Gersten**
  Tampa, Florida
  steve.gersten@validsoft.com
  Phone: (813)334-9745
  www.validsoft.com

Investor Relations

- Alliance Advisors, LLC
  Alan Sheinwald, President
  Phone: (914) 669-0222
  asheinwald@allianceadvisors.net

- The Verrazano Group, LLC
  Steve Chizzik, President
  Phone: (908) 688-9111
  steve@theverrazanogroup.com